UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

54 Wilton Road, 2nd Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry Into a Material Definitive Agreement

On June 24, 2020, BioSig Technologies, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with several institutional and accredited investors, pursuant to which the Company agreed to issue and sell in a registered direct offering (the “Offering”) an aggregate of 2,187,500 shares (the “Shares”) of common stock of the Company, par value $0.001 per share, at an offering price of $8.00 per share, for gross proceeds of approximately $17.5 million before the deduction of fees and offering expenses. The Shares were offered by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-230448) (the “Shelf Registration Statement”), previously filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2019, and declared effective by the SEC on March 29, 2019, and a prospectus supplement, dated June 24, 2020, to the Shelf Registration Statement, filed with the SEC on June 26, 2020.

The closing of the Offering is subject to satisfaction of customary closing conditions set forth in the Purchase Agreement and is expected to occur on or about June 26, 2020. The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The Special Equities Group, LLC, a division of Bradley Woods & Co., Ltd. (the “Placement Agent”), served as our placement agent on a reasonable best efforts basis in connection with the Offering, pursuant to an engagement agreement, dated June 23, 2020, between the Company and the Placement Agent.

The net proceeds to the Company from the Offering, after deducting fees and expenses, are expected to be approximately $16.16 million. The Company currently intends to use these net proceeds of the Offering to support commercialization and for working capital and general corporate purposes.

The legal opinion of Haynes and Boone, LLP relating to the legality of the issuance and sale of the Shares in the Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

The description of the terms and conditions of the Purchase Agreement set forth herein do not purport to be complete and are qualified in its entirety by the full text of the form of Purchase Agreement attached hereto as Exhibit 10.1.

Item 4.01     Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On June 24, 2020, the Audit Committee (the “Committee”) of the Board of Directors of the Company approved the dismissal of Liggett & Webb, P.A. (“Liggett & Webb”) as the Company’s independent registered public accounting firm, effective as of June 24, 2020, and informed Liggett & Webb, P.A. of such dismissal on the date thereof.

Liggett & Webb’s audit reports on the consolidated financial statements of the Company for the two most recent fiscal years, ended December 31, 2018 and December 31, 2019, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the audit report on the consolidated financial statements of the Company as of and for the year ended December 31, 2018, which included an explanatory paragraph describing conditions that raise substantial doubt about the Company's ability to continue as a going concern.

During the two most recent fiscal years, ended December 31, 2018 and December 31, 2019, and through June 24, 2020, the date of Liggett & Webb’s dismissal, there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, with Liggett & Webb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, had it not been resolved to the satisfaction of Liggett & Webb, would have caused Liggett & Webb to make reference thereto in its reports on the Company’s consolidated financial statements for such periods. During the same periods, there have been no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Liggett & Webb with a copy of the above disclosure and requested that Liggett & Webb furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made by the Company above. A copy of Liggett & Webb’s letter dated June 26, 2020, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm.

On June 24, 2020, the Committee approved the engagement of Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, effective immediately.

Prior to the appointment of Friedman, neither the Company nor anyone on its behalf had consulted with Friedman with respect to (i) the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 8.01        Other Events.

On June 24, 2020, the Company issued a press release announcing the Offering.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Haynes and Boone, LLP

10.1	Form of Securities Purchase Agreement

16.1	Letter from Liggett & Webb, to the Securities and Exchange Commission, dated June 26, 2020.

23.1	Consent of Haynes and Boone, LLP (contained in Exhibit 5.1)

99.1	Press Release, dated June 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: June 26, 2020	By:	/s/ Kenneth L. Londoner
Name: Kenneth L. Londoner
Title: Chairman and Chief Executive Officer